SUPPLEMENT DATED JANUARY 27, 2022
TO THE CURRENTLY EFFECTIVE STATUTORY PROSPECTUS
OF
FCF INTERNATIONAL QUALITY ETF (TTAI)
(a series of TrimTabs ETF Trust)

Important Notice to Investors

Effective March 28, 2022, the broad-based securities market index for the FCF International Quality ETF (the “Fund”) will change from the S&P Developed Ex-U.S. BMI® to the MSCI All Country World Index ex USA. The Fund’s broad-based securities market index is being changed to the MSCI All Country World Index ex USA in order to more closely align with the Fund’s principal investment strategy, which includes exposure to emerging markets countries. This change will also result in changes to the Fund’s investment objective.

Accordingly, effective March 28, 2022, the following changes are made to the Fund’s Statutory Prospectus.

1.The information included in the section entitled “FUND SUMMARY – FCF International Quality ETF – Investment Objective” is replaced with the following:

The FCF International Quality ETF (the “Fund”) seeks to generate long-term total returns.

2.The “Average Annual Total Returns” table in the section entitled “FUND SUMMARY – FCF International Quality ETF – Performance” is replaced with the following:

Average Annual Total Returns
For the Period Ended December 31, 2020

Since Inception

FCF International Quality ETF	1 Year	(6/27/2017)
Return Before Taxes	18.83%	8.37%
Return After Taxes on Distributions	18.82%	8.26%
Return After Taxes on Distributions and Sale of Shares	11.45%	6.65%
S&P Developed Ex-U.S. BMI® (reflects no deduction for fees, expenses, or taxes)[1]	10.58%	7.04%
MSCI All Country World Index ex USA (reflects no deduction for fees, expenses, or taxes)[1]	10.65%	7.31%
1    Effective March 28, 2022, the Fund’s broad-based securities market index was changed from the S&P Developed Ex-U.S. BMI® to the MSCI All Country World Index ex USA to more closely align the Fund’s principal investment strategy, which includes exposure to emerging markets countries.

3.The fifth paragraph under the section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Additional Information About Each Fund’s Investment Strategies” is replaced with the following:

For the International ETF, the MSCI All Country World Index ex USA consists of the following countries/regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Cyprus, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Macau, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russian Federation, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, and the United Kingdom.

MSCI Disclaimer. Source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Please keep this supplement with your Prospectus for future reference.